Exhibit 10.1

TERMINATION AND SETTLEMENT AGREEMENT

This TERMINATION AND SETTLEMENT AGREEMENT (the “Agreement”), dated as of June 15, 2022 (the “Effective Date”), is entered into by and among Prime Focus World N.V., a public limited liability company incorporated in the Netherlands (the “Company”), PF Overseas Limited, a limited liability company incorporated in Mauritius (“PF Overseas”), Prime Focus 3D Cooperatief U.A., a Dutch cooperative association (“Dutch Co-op”), AKICV LLC, a Delaware limited liability company (“Sponsor”), and Sports Ventures Acquisition Corp., a Cayman Islands exempted company (“Svac”) (collectively, the “Parties”).

RECITALS

WHEREAS, on January 25, 2022, the Parties entered into a Business Combination Agreement (as amended, the “Business Combination Agreement”); and

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein, and intending to be legally bound, the Parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions. Unless otherwise specifically defined herein, each capitalized term used but not defined herein shall have the meaning assigned to such term in the Business Combination Agreement.

ARTICLE II

TERMINATION

SECTION 2.1. Termination of Business Combination Agreement and Transaction Documents. On the Effective Date, without any further action of the parties thereto or any other Person, the Business Combination Agreement and the Transaction Documents are terminated in their entirety, are null and void and there shall be no liability or obligation on the part of any Party or Person or their respective Subsidiaries or Affiliates under the Business Combination Agreement or the Transaction Documents, except that Section 5.04, Section 7.04, subject to Article III below, Section 9.02 and Article 10 of the Business Combination Agreement shall survive any termination of the Business Combination Agreement and remain in full force and effect. The Parties hereto acknowledge and agree that, by virtue of the termination of the Business Combination Agreement, the Subscription Agreements and all other Transaction Documents shall terminate in accordance with their terms. The Parties also acknowledge that there are no remaining exclusivity or other limitations on the other Parties or any other Person with respect to potential transactions with any other Person, whether related to the Business Combination Agreement or otherwise.

ARTICLE III

RELEASES AND COVENANT NOT TO SUE

SECTION 3.1. Svac Party Release. On the Effective Date, each of Svac and Sponsor, for itself and its officers, directors, predecessor entities, successors and assigns, parents, Subsidiaries, Affiliates and other Persons that have or could potentially derive rights through them (“Svac Releasing Parties”), hereby fully, unconditionally and irrevocably releases and discharges the Company, PF Overseas and Dutch Co-op, and their parents, Subsidiaries and Affiliates (and actual or potential investors in, and actual or potential financing sources of, the Svac Releasing Parties or the Company Releasing Parties) and their respective officers, directors, managing directors, partners, members, predecessor entities, successors and assigns, parents, Subsidiaries, Affiliates, stockholders, creditors, employees, attorneys and other advisors and agents (collectively, “Svac Released Persons”) from any and all obligations, restrictions, commitments, liabilities, claims, actions, causes of action, demands and charges of whatever nature, known or unknown, arising out of, or relating to any of the Business Combination Agreement, any Transaction Document, any document or agreement executed or delivered in anticipation thereof or in connection therewith or the transactions contemplated thereby, and including any acts, omissions, disclosure or communications related to the Business Combination Agreement or the transactions contemplated thereby (the “Svac Released Claims”); provided that, for the avoidance of doubt, nothing contained herein shall be deemed to release any party hereto from its obligations under this Agreement or the provisions of the Business Combination Agreement expressly deemed to survive under this Agreement.

SECTION 3.2. Company Party Release. On the Effective Date, each of the Company, PF Overseas and Dutch Co-op, for itself and its officers, directors, predecessor entities, successors and assigns, parents, Subsidiaries, Affiliates and other Persons that have or could potentially derive rights through them (“Company Releasing Parties”), hereby fully, unconditionally and irrevocably releases and discharges the Svac Releasing Parties, and their parents, Subsidiaries and Affiliates (and actual or potential investors in, and actual or potential financing sources of, the Company Releasing Parties or the Svac Releasing Parties) and their respective officers, directors, managing directors, partners, members, predecessor entities, successors and assigns, parents, Subsidiaries, Affiliates, stockholders, creditors, employees, attorneys and other advisors and agents (collectively, “Company Released Persons”, together with the “Svac Released Persons”, the “Released Persons”) from any and all obligations, restrictions, commitments, liabilities, claims, actions, causes of action, demands and charges of whatever nature, known or unknown, arising out of, or relating to any of the Business Combination Agreement, any Transaction Document, any document or agreement executed or delivered in anticipation thereof or in connection therewith or the transactions contemplated thereby, and including any acts, omissions, disclosure or communications related to the Business Combination Agreement or the transactions contemplated thereby (the “Company Released Claims”); provided that, for the avoidance of doubt, nothing contained herein shall be deemed to release any party hereto from its obligations under this Agreement or the provisions of the Business Combination Agreement expressly deemed to survive under this Agreement.

SECTION 3.3. Scope of Release and Discharge. The Parties acknowledge and agree that they may be unaware of or may discover facts in addition to or different from those which they now know or believe to be true related to or concerning the Svac Released Claims and Company Released Claims (collectively, the “Released Claims”). The Parties know that such presently unknown or unappreciated facts could materially affect the claims or defenses of a Party or Parties. It is nonetheless the intent of the Parties to give a full and complete release and discharge of the Released Claims. To that end, with respect to the Released Claims only, the Parties expressly waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or of any state or territory of the United States or of any other relevant jurisdiction, or principle of common law, which is similar, comparable or equivalent to §1542 of the California Civil Code. With respect to the Released Claims only, the Parties expressly waive and relinquish, to the fullest extent permitted by law, the provisions, rights, and benefits of §1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

SECTION 3.4. Covenant not to Sue. Each of the Parties hereto covenants, on behalf of itself; in the case of the Svac and the Sponsor, on behalf of the Svac Releasing Parties; in the case of the Company, PF Overseas and Dutch Co-op, on behalf of the Company Releasing Parties, not to bring any Released Claim before any court, arbitrator, or other tribunal in any jurisdiction, whether as a claim, a cross-claim, counterclaim or otherwise. Any Released Person may plead this Agreement as a complete bar to any Released Claim brought in derogation of this covenant not to sue.

SECTION 3.5. Accord and Satisfaction. This Agreement and the releases reflected herein shall be effective as a full and final accord and satisfaction and release of all of the Released Claims.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1. Representations and Warranties. Each of the Parties hereto represents and warrants to the other Parties that:

(a) It has not heretofore assigned or transferred, or purported to assign or transfer, to any person or entity any claim or cause of action released pursuant to Article III of this Agreement;

(b) There are no liens or claims of lien, or assignments in law or equity or otherwise, of or against any claim or cause of action released pursuant to Article III of this Agreement;

(c) It has duly executed and delivered this Agreement and is fully authorized to enter into and perform this Agreement and every term hereof;

(d) It has been represented by legal counsel in the negotiation and joint preparation of this Agreement, has received advice from legal counsel in connection with this Agreement and is fully aware of this Agreement’s provisions and legal effect;

(e) It enters into this Agreement freely, without coercion, and based on its own judgment and not in reliance upon any representations or promises made by the other Party, apart from those set forth in this Agreement; and

(f) It has the authority, and has obtained all necessary approvals, including but not limited to approval of the Parties’ respective Boards of Directors, as necessary, to enter into this Agreement and all the releases, undertakings, covenants, representations, warranties and other obligations and provisions contained in this Agreement.

ARTICLE V

GENERAL PROVISIONS

SECTION 5.1. Publicity. Immediately following the execution and delivery of this Agreement, Svac shall issue a press release announcing the execution of this Agreement, in the form agreed to by Svac and the Company, as well as a Current Report on Form 8-K, which shall include a copy of this Agreement as an exhibit. Except as to communications required by Law or applicable stock exchange regulation, the Parties shall, to the extent practicable, consult with each other as to the timing and contents of any other press release or public announcement in respect of this Agreement or the transactions contemplated hereby and thereby.

SECTION 5.2. Notices. All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours for the recipient (and otherwise as of the immediately following Business Day), addressed as follows:

(a) If to Svac or Sponsor, to:

Svac Acquisition Corp.
9705 Collins Ave 1901
Bal Harbour, FL 33154
Attention: Alan Kestenbaum, CEO
Email: AK@bi15.com

with a copy (which shall not constitute notice) to:

Arent Fox LLP
800 Boylston Street, 32nd Floor,

Boston, MA 02199
Attention: Tal M. Unrad; Michael Andresino
Email: tal.unrad@arentfox.com; michael.andresino@arentfox.com

(b) If to the Company, PF Overseas, or Dutch Co-op to:

Prime Focus World N.V
160 Great Portland St. Fitzrovia

London. W1W 5QA

Attention: General Counsel
Email: cpfl@dneg.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
10250 Constellation Blvd., Suite 1100
Los Angeles, CA 90067
Attention: Steven B. Stokdyk; Lewis Kneib
Email: steven.stokdyk@lw.com; lewis.kneib@lw.com

or to such other address or addresses as the Parties may from time to time designate in writing.

SECTION 5.3. Counterparts; Effectiveness. This Agreement may be executed in two or more consecutive counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by telecopy or otherwise) to the other Parties.

SECTION 5.4. Governing Law. This Agreement and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of New York without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

SECTION 5.5. Jurisdiction; WAIVER OF TRIAL BY JURY.

Any Action based upon, arising out of or related to this Agreement or any transactions contemplated thereby, shall be brought in the United States District Court for the Southern District of New York or a New York State Court sitting in New York City (the “Chosen Courts”), so long as one of such courts shall have subject matter jurisdiction over such Action. Any cause of action arising out of this Agreement or any transactions contemplated thereby shall be deemed to have arisen from a transaction of business in the State of New York. Each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the Chosen Courts in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in the Chosen Courts, and agrees not to bring any Action arising out of or relating to this Agreement or any transactions contemplated thereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law, or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 5.5. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT.

SECTION 5.6. Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other Parties. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and, subject to the preceding sentence, assigns.

SECTION 5.7. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only as broad as is enforceable.

SECTION 5.8. Entire Agreement; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof; provided, however, that the confidentiality obligations of the Parties set forth in Section 7.04 of the Business Combination Agreement shall survive this Agreement and remain in full force and effect. Each Party hereto acknowledges and agrees that each of the non-party Released Persons are express third party beneficiaries of the releases of such non-party Released Persons contained in Sections 3.1, 3.2 and 3.3 and covenants not to sue contained in Section 3.4 of this Agreement and are entitled to enforce rights under such sections to the same extent that such non-party Released Persons could enforce such rights if they were a party to this Agreement. Except as provided in the preceding sentence, there are no third party beneficiaries to this Agreement, and this Agreement is not otherwise intended to and shall not otherwise confer upon any Person other than the Parties hereto any rights or remedies hereunder.

SECTION 5.9. Headings. Headings of the Articles and Sections of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretive effect whatsoever.

SECTION 5.10. Interpretation. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall be deemed to mean “and/or.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Each of the Parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the Parties, and no provision of this Agreement shall be construed against any party based on its authorship of any of the provisions of this Agreement.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date first written above.

SPORTS VENTURES ACQUISITION CORP.

/s/ Alan Kestenbaum
Name:	Alan Kestenbaum
Title:	Chief Executive Officer and Chairman of the Board

[Signature Page to Termination Agreement]

Confidential

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date first written above.

PRIME FOCUS WORLD N.V.

/s/ Namit Malhotra
Name:	Namit Malhotra
Title:	Chief Executive Officer

[Signature Page to Termination Agreement]

Confidential

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date first written above.

AKICV LLC

/s/ Alan Kestenbaum
Name:	Alan Kestenbaum
Title:	Managing Partner

[Signature Page to Termination Agreement]

Confidential

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date first written above.

PF OVERSEAS LIMITED

/s/ Namit Malhotra
Name:	Namit Malhotra
Title:	Director

[Signature Page to Termination Agreement]

Confidential

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of the date first written above.

PRIME FOCUS 3D COOPERATIEF U.A.

/s/ Namit Malhotra
Name:	Namit Malhotra
Title:	Director

PRIME FOCUS 3D COOPERATIEF U.A.

/s/ Martijn Lustig
Name:	Martijn Lustig
Title:	Proxy Holder

[Signature Page to Termination Agreement]

Confidential